UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 12, 2016

EDWARDS LIFESCIENCES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-15525	36-4316614
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

One Edwards Way, Irvine, California	92614
(Address of principal executive offices)	(Zip Code)

(949) 250-2500
Registrant’s telephone number, including area code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2016 Annual Meeting of Stockholders (the “2015 Annual Meeting”) of Edwards Lifesciences Corporation (“Edwards”), stockholders of Edwards approved amendment and restatement of Edwards’ Long-Term Stock Incentive Compensation Program (the “Long-Term Stock Program”) by the affirmative vote of a majority of the shares of common stock represented at the 2016 Annual Meeting, in person or by proxy, and entitled to vote. The amendments to the Long-Term Stock Program approved by stockholders included the following:

•
Increase the Aggregate Share Limit. The total number of shares of Edwards common stock available for issuance under the Long-Term Stock Program was increased by 2,000,000 shares to a new total share limit of 107,800,000 shares.

•	Extend the Term. The term of the Long‑Term Stock Program was extended until February 25, 2026.

The foregoing description of Long-Term Stock Program amendments is qualified in its entirety by the full text of the Long-Term Stock Program, which is Exhibit 10.1 hereto and incorporated herein by this reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders

On May 12, 2016, Edwards held its 2016 Annual Meeting.  The final results of voting for each matter submitted to a vote of stockholders at the meeting are as follows:

(i) All the nominees for director listed in Proposal 1 were elected to serve one-year terms ending in 2016 by the following votes:

	For	Against	Abstain	Broker Non-Votes
Michael A. Mussallem	166,355,055	5,704,483	865,143	15,404,353

John T. Cardis	168,230,485	4,565,819	128,377	15,404,353

Kieran T. Gallahue	169,749,007	3,048,813	126,861	15,404,353

William J. Link, Ph.D.	166,378,327	6,417,212	129,142	15,404,353

Steven R. Loranger	171,484,502	1,310,101	130,078	15,404,353

Martha H. Marsh	171,711,505	1,089,729	123,447	15,404,353

Wesley W. von Schack	169,882,924	2,909,946	131,811	15,404,353

Nicholas J. Valeriani	170,324,650	2,471,878	128,153	15,404,353

(ii)  Proposal 2 — The non-binding advisory proposal regarding compensation of Edwards’ named executive officers was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
164,969,852	7,253,369	701,460	15,404,353

(iii)  Proposal 4 — The Amended and Restated Long-Term Stock Program was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
160,142,709	12,486,645	295,327	15,404,353

(iv)  Proposal 4 — Ratification of the selection of PricewaterhouseCoopers LLP as Edwards’ independent public accountants for the fiscal year ending December 31, 2016 was approved by the following vote:

For	Against	Abstain	Broker Non-Votes
179,825,418	8,334,535	169,081	-

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits

10.1         Amended and Restated Long-Term Stock Incentive Compensation Program (incorporated by reference to Appendix A to Edwards’ Definitive Proxy Statement, filed March 31, 2016)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2016

EDWARDS LIFESCIENCES CORPORATION

	By:	/s/ Denise E. Botticelli
Denise E. Botticelli
Vice President, Associate General Counsel, and Secretary

Exhibit Index

Exhibit Number	Description

10.1	Amended and Restated Long-Term Stock Incentive Compensation Program (incorporated by reference to Appendix A to Edwards’ Definitive Proxy Statement, filed March 31, 2016)